Corporate Presentation

BIO Investor Forum

Nasdaq: QLGN

October 2023

Forward-Looking Statements

This presentation contains statements about our future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include those related to our prospects and strategy for development of its therapeutic drug candidates, including the anticipated timeline for initiating our Phase 1 clinical trial and enrolling and dosing of patients, the identification of a late in vivo candidate for Pan-RAS, the readout of additional data on in vivo model(s) for QN-302, and presenting data at a major scientific conference. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including whether preclinical or clinical development of our drugs or therapeutic devices will be successful; whether clinical trials will be approved to begin by or will proceed as contemplated by any projected timeline; whether clinical data will be favorable or whether such trials will confirm any improvements over other products or have any serious adverse effects; whether preclinical study results we observed in animals will be borne out in human patients; whether any drugs or therapeutic devices will receive regulatory approvals or will be commercially successful; whether patents will issue on our owned and in-licensed patent applications; whether any such patents, along with our current owned and in-licensed patents will prevent competition; whether we will be able to maintain or expand market demand and/or market share for our diagnostic products; competitive pressures; our ability to retain member of our senior management; our ability to raise additional funds to finance our operations; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission ("SEC"), especially the "Risk Factors" sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.

The forward-looking statements included in this presentation represent our views as of the date of this presentation. Except as may be required by law, we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Investment Highlights

- **Clinical-stage therapeutic company** developing platform treatments for rare adult and pediatric cancers with potential for Orphan Drug Designation
- **Oncology-focused therapeutic pipeline:**
  - **QN-302**, G4-selective transcription inhibitor for potential treatment of G4-targeted tumors (e.g., pancreatic cancer) in Phase 1 clinical development
  - **Pan-RAS** small molecule platform for potential treatment of RAS-driven advanced solid tumors to address emergent resistance
- **In July 2023, divested FastPack® diagnostic business** in all cash transaction to further streamline operations and enhance therapeutics focus



Therapeutic Pipeline

qualigen THERAPEUTICS Driven to Deliver

Therapeutic	Potential Indications	Discovery	Lead Optimization	IND-Enabling	Phase 1	Collaborator
QN-302	**G4-Targeted Tumors** (PDAC*, prostate, sarcomas, GIST*)					UCL
Pan-RAS	**Advanced Solid Tumors** (RAS-driven)					UNIVERSITY of LOUISVILLE
QN-247†	**Nucleolin-Expressing Malignancies** (TNBC*, AML*)					UNIVERSITY of LOUISVILLE

†Actively seeking to out-license

**PDAC= Pancreatic Ductal Adenocarcinoma, GIST= Gastrointestinal Stromal Tumors, TNBC= Triple Negative Breast Cancer, AML= Acute Myeloid Leukemia*
†Seeking partnering opportunities

Anticipated Milestones[1]

qualigen THERAPEUTICS Driven to Deliver

Q4 2023

QN-302

- Readout of additional data on in vivo model(s)
- Select partner for G4 biomarker development
- Initiate activation of first Phase 1a clinical trial site
- Enroll first patient in Phase 1a dose escalation clinical study

Pan-RAS

- Present data at major scientific conference[2]
- Identification of in vivo candidate

H1 2024

QN-302

- Provide update on safety of Phase 1a dose escalation study
- Activation of additional clinical trial sites[2]
- Present data at major scientific conference[2]

Pan-RAS

- Present data at major scientific conference[2]
- Initiation of IND-enabling studies for lead candidate

H2 2024

QN-302

- Present data at major scientific conference[2]
- Up to 24 patients dosed in Phase 1a clinical trial

Pan-RAS

- Readout of additional data on in vivo model(s)
- Present data at major scientific conference[2]

[1]Achievement of milestones subject to funding; [2]Specifics to be announced

qualigen THERAPEUTICS Driven to Deliver

QN-302: G4-Selective Transcription Inhibitor

Targeting G4s to Inhibit Cancer Replication

qualigen THERAPEUTICS Driven to Deliver

- Qualigen licensed G4*-Selective Transcription Inhibitors from UCL in January 2022, including lead compound QN-302
- G4s are overrepresented in many oncogenes; their prevalence is significantly greater in cancerous vs. normal cells
- QN-302 has stabilized G4 complexes, impeding transcription, replication, or translation of cancer genes containing G4s
- Orphan Drug Designation granted by FDA in January 2023 for treatment of Pancreatic Cancer
- IND cleared by US FDA in July 2023 to initiate Phase 1 clinical trials


G4-selective high-affinity small molecule
Promoter G4 with bound G4-small molecule inhibits precession of RNA polymerase and halts transcription
Promoter duplex DNA
Promoter duplex DNA

Figure. G4s Impede Transcription of Cancer Genes

Credit: Dr. Stephen Neidle, UCL



Dr. Neidle has published over 500 papers and reviews and holds 14 patents

G4-selective transcription inhibitors offer a differentiated mechanism of action to address a variety of difficult-to-treat answers

**G4 = G Quadruplex*

QN-302: Pancreatic Cancer

- Pancreatic cancer is the 3rd deadliest cancer in the US[1]
  - Five-year survival rate of only 11.5%[1]
  - 1-in-4 die within the first month after diagnosis[2]
- Annual pancreatic cancer therapeutics market projected to grow (CAGR~7.54%) to $3.73B by 2027[3]
- QN-302 has shown inhibition of target gene expression and reduction in cell growth in variety of PDAC[4] cell lines at nM concentrations in vivo and in vitro
- Mice treated with QN-302 have shown longer survival durations in pancreatic cancer in vivo models vs. historically shown standard of care gemcitabine
- QN-302 demonstrated significant anti-tumor activity in PDAC in patient-derived PDAC xenograft models



[1] *https://seer.cancer.gov/statfacts/html/pancreas.html*; [2] *National Cancer Institute*; [3] *Market Data Forecast*; [4] *Pancreatic Ductal Adenocarcinoma*

QN-302: Significantly Inhibited Tumor Growth

Xenograft Data in MIA-PACA2 Pancreatic Cancer Mouse Model



Tumor Volume
(Percent of starting volume)
0
400
800
1200
1600
Vehicle control BIW*
Dosing stopped
QN-302 1mg/kg BIW
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55
Treatment day

- QN-302 produced tumor growth arrest and tumor regression *in vivo* MIA-PACA2 xenograft mouse model
- Compound and dosing schedule was well-tolerated, no sign of adverse effects
- QN-302 active in both dosage regimens used, 1x weekly and 2x weekly, both at 1 mg/kg dose: $P < 0.05$ and $P < 0.005$ (Student's t-test)
- Some QN-302 treated tumors completely disappeared; no regrowth >25 days post-dosing

28 days IV administration, followed by 25 days measurement. Data shown is mean ± SD n=8 up to day 28 and n=4 to the end of the study

**BIW = twice weekly dosing*

Treatment with QN-302 demonstrated significant and sustained anti-tumor effect in MIA-PACA2 xenograft mouse model at 1mg/kg twice weekly

Data Generated at Axis Bio

Data presented at AACR 2022 Annual Meeting

QN-302: PDAC PDX Tumor Characteristics

qualigen THERAPEUTICS Driven to Deliver

PDAC PDX mouse xenografts with QN-302 at the "standard" dose



Tumor Volumes for Model #1
01 Vehicle
QN-302
03 Gemcitabine
Cubic Millimeters
1000
800
600
400
200
0
0
10
20
30
Day



Tumor Volumes for Model #2
01 Vehicle
QN-302
03 Gemcitabine
Cubic Millimeters
2500
2000
1500
1000
500
0
-7
3
13
23
33
43
Day



Tumor Volumes for Model #3
01 Vehicle (PBS pH 6)
QN-302 (1mg/kg)
Cubic Millimeters
1200
1000
800
600
400
200
0
0
5
10
15
20
25
30
Day

Treatment with QN-302 demonstrated anti-tumor activity vs gemcitabine in three in vivo PDX mouse models

Data obtained from Champion oncology

Data presented at AACR 2022 Annual Meeting

QN-302: Potent Growth Inhibitor in Prostate Xenografts

QN-302 showed potent growth inhibition in some prostate cancer lines, especially PC-3


Vehicle
Abiraterone 200 mg/kg QD
QN-302 1mg/kg B/W
Tumor Volume (mm3)
0
100
200
300
400
500
600
700
800
900
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29
Treatment Time (days)

Prostate cancer lines	QN-302	Abiraterone	Enzalutamide
PC-3	3	4820	5350
DU145	32	N/A	N/A
LNCaP	247	3860	4820
VCaP	68	N/A	N/A
22RV1	90	N/A	N/A

IC50 values in nM

In vivo study with the PC-3 prostate cancer xenograft mouse model showed statistically significant (p= 0.0008) anti-tumor activity

Data Generated at AXISBIO

Data presented at AACR 2022 Annual Meeting

QN-302: Proposed Phase 1a Clinical Study

Primary Objective:
Safety, Tolerability, Recommended Phase 2 Dose (RP2D)

Study Design:
Open-label, multicenter, dose-escalation and expansion, safety, pharmacodynamics, pharmacokinetics

Dosing:
Single agent, intravenously at four dose levels (3+3 design)

Phase 1a Dose Escalation $n \leq 36$

Dose 1 Day 1

Dose 2 Day 8

Dose 3 Day 15

End Day 28

Phase 1b Dose Expansion

QN-302 for potential treatment of advanced metastatic solid tumors (all-comers)

Phase 1a study will evaluate ctDNA, S100P, and CX3CL1 biomarkers with activation of clinical trials sites expected in Q4 2023

qualigen THERAPEUTICS Driven to Deliver

Pan-RAS: Small Molecule Platform

RAS: Key Driver for Advanced Solid Tumors

qualigen THERAPEUTICS Driven to Deliver

- RAS is the most common cancer oncogene, present in more than 30% of all cancers*
  - Activates mutations in one of the three human RAS gene isoforms (KRAS, HRAS or NRAS)
  - Acts as a "hub" that activates multiple effectors; blocking any single pathway can be ineffective
- Pan-RAS inhibitors designed to prevent RAS gene proteins from binding to their effector proteins
- Inhibit growth across in vitro cell lines exhibiting a range of mutant and WT RAS
- Potential indications in advanced solid tumors such as pancreatic, colorectal and lung

A pan-RAS approach may overcome KRAS G12C resistance that effects depth and duration of responses

RAS PATHWAY


STIMULATION
SHP2
KRAS^{G12C} Inhibitors
AMG 510
MRTX849
GEF COMPLEX SOS1
GDP
GTP
SOS1 Inhibitors BI 1701963
RAS GDP (OFF)
RAS GTP (ON)
QUALIGEN PAN-RAS INHIBITORS
GAP COMPLEX (NF1)
RAF
MEK
ERK
PROLIFERATION, SURVIVAL

*NCI Ras Initiative

RAS Mutant Prevalence By Cancer Type



Total
CRC
PDAC
LUAD
UEC
IDC
STAD
EAC/GEJC
KRAS allele/amplification
G12D
G12V
Other
G12C
G13D
AMP
G12R
G12A
Multiple
51,309
39,289
25,968
18,666
14,851
9,163
8,291
7,139
3,991
18,548 (12.5%)
12,503 (8.5%)
13,841 (9.4%)
4,065 (2.7%)
10,882 (7.4%)
978 (0.7%)
489 (0.3%)
2,804 (1.9%)
1,441 (1.0%)
21,301 (37.0%)
16,254 (28.2%)
4,038 (7.0%)
659 (1.1%)
309 (0.5%)
62 (0.1%)
7,293 (12.7%)
206 (0.4%)
1,195 (2.1%)
4,525 (4.9%)
5,435 (5.9%)
4,303 (4.7%)
12,492 (13.6%)
762 (0.8%)
701 (0.8%)
344 (0.4%)
2,262 (2.5%)
959 (1.0%)
5,257 (8.0%)
4,089 (6.2%)
2,483 (3.8%)
1,120 (1.7%)
1,996 (3.0%)
0 (0.0%)
97 (0.1%)
1,606 (2.4%)
292 (0.4%)
375 (0.2%)
648 (0.3%)
478 (0.2%)
102 (0.05%)
0 (0.0%)
3,446 (1.5%)
68 (0.03%)
136 (0.1%)
0 (0.0%)
999 (3.6%)
190 (0.7%)
619 (2.2%)
190 (0.7%)
619 (2.2%)
1,332 (4.8%)
0 (0.0%)
48 (0.2%)
48 (0.2%)
302 (1.4%)
170 (0.8%)
208 (1.0%)
38 (0.2%)
283 (1.3%)
2,645 (12.3%)
0 (0.0%)
76 (0.4%)
57 (0.3%)
10 30 50
Estimated new diagnoses/patients per year in the United States (1,000s)

Qualigen* is developing pan-RAS inhibitors upstream of KRAS mutants including G12C and G12D

Source: M Hoffmann, D Gerlach, S Misale, M Petronczki and N Kraut, Cancer Discov. 2022

*SRA with University of Louisville

*CRC=Colorectal Cancer; PDAC= Pancreatic Ductal Adenocarcinoma; LUAD= Lung Adenocarcinoma; IDC= Invasive Ductual Carcinoma; STAD= Stomach Adenocarcinoma; EAC/GEJC= Esophageal adenocarcinoma/gastroesophageal junction adenocarcinoma

Potent Antitumor Activity in Mouse Xenograft

MiaPaca-2 Mouse Xenograft



Tumor volume mm³
1000
800
600
400
200
0
0
5
10
15
20
25
Days
carrier
AMG510 (30mg/kg)
F3-8-60 (100mg/kg)

Dose regimen:
qd, 21 days



BUN (mg/dl)
KIDNEY FUNCTION
40
30
20
10
0
F3
DMSO
AST Levels
LIVER FUNCTION
200
150
100
50
0
F3
DMSO

MiaPaca-2 (K12C) pancreatic adenocarcinoma cells

Qualigen pan-RAS inhibitors showed comparable antitumor activity versus AMG510 in MiaPaca-2 mouse xenograft model when administered orally

Abstract Published at ASCO 2022 Annual Meeting Proceedings

Data generated at University of Louisville

Enhanced Effects of Immune Checkpoint Therapy in Syngeneic Tumor Graft

qualigen THERAPEUTICS Driven to Deliver



KPC Mouse KPC-Derived Xenograft*
Tumor volume x10 in mm3
80
60
40
20
0
ns
P= .0365
P=0.015
control
PDL1
F3860
F3860/PDL1

Dose regimen:
1 mg/kg ip
q2d, 28 days

Qualigen pan-RAS inhibitors showed anti-tumor activity as single agent, and synergistically in combination with Anti-PDL1 checkpoint therapy (1X per week)

KPC cells = RAS/p53* murine cell line from a transgenic mouse pancreatic adenocarcinoma

Data generated from University of Louisville

Synergistic with AMG-510 and MRTX1133 In Vitro

Soft agar assay indicating that the combination of our pan-RAS inhibitors and established G12C (AMG510) and G12D (MRTX1133) RAS inhibitors synergize to block anchorage-independent growth of pancreatic cancer cells.



Co-operation between RAS-F series and AMG-510,MRTX1133 in pancreatic cancer cell lines
Tumor Colonies in 3D agar
500
400
300
200
100
0
AMG- 20 nM
F3-176- 2 uM
MRTX- 50 nM
0
AMG
RAS-F3
AMG/ RAS-F3
0
MRTX
RAS-F3
MRTX/ RAS-F3
Mia Paca2 (G12C)
Panc1 (G12D)



RAS-F co-treatment reverses the effects of MRTX resistance
Parental Panc1 Cells
(KRAS G12D)
Tumor Colonies in 3D agar culture
200
150
100
50
0
Carrier
MRTX 100nM
RAS-F 500nM
MRTX Resistant Panc1 Cells
Tumor Colonies in 3D agar culture
60
40
20
0
Carrier
MRTX 100nM
RAS-F 500nM
MRTX/ RAS-F

Pan-RAS inhibitors show potency in KRAS G12C and G12D cellular assay alone, and synergy in combination with KRAS G12C inhibitors

Poster Presented at ASCO 2023 Annual Meeting

Data generated from University of Louisville

In Summary

- **Clinical-stage therapeutic company** developing platform treatments for rare adult and pediatric cancers with potential for Orphan Drug Designation
  - **QN-302**, G4-selective transcription inhibitor for potential treatment of G4-targeted tumors
  - **Pan-RAS platform** for potential treatment of RAS-driven advanced solid tumors

- **Team:** Leadership team with expertise in development and commercialization
- **Partnerships:** Leveraging commercial and academic relationships
  - Prominent investigators at University College London and University of Louisville
  - Seeking partners to advance QN-247 program in TNBC and other malignancies

- **Value:** Comprehensive global portfolio of in-house and in-licensed intellectual property
- **Divested diagnostic business** in all cash transaction to further streamline operations and enhance therapeutics focus

Leadership Team



Michael S. Poirier
Chief Executive Officer, Chairman

- Founded Qualigen in 1996
- Previous operations, marketing and commercialization in key roles at Abbott, Sanofi Pasteur and Ashirus Technologies
- Officer in the United States Navy, assigned to the US Atlantic Fleet



Tariq Arshad, MD, MBA
SVP, Chief Medical Officer

- Joined Qualigen in 2021
- Oncologist with expertise in both early and late-stage clinical development
- Leadership at Becton Dickinson, Sanofi Genzyme, Humanigen, XOMA, Merck, Genentech, and Pfizer



Christopher Lotz
VP, Chief Financial Officer

- Joined Qualigen in 2002
- Previously held financial leadership roles at rapidly growing companies in the software, manufacturing and media industries



Drew Hertig, MBA, CLP
Sr. Director Corporate Development

- Joined Qualigen in 2021
- 12+ years experience in global business and corporate development management roles
- Held various positions at leading public and private biotechnology companies and institutions

October 2023